NOTE 7. SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES (Tables)	12 Months Ended
Dec. 31, 2014
Note 7. Short-term Net Investment In Sales-type Leases Tables
Components of the short-term net investment in sales-type leases
	December 31,	December 31,
	2014	2013

Minimum lease payments receivable	$58,976	$—
Less: Allowance for doubtful accounts	(590)	—
Net minimum lease payments receivable	58,386	—
Less: unearned interest income	(1,411)	—

Short-term net investment in sales-type leases	$56,975	$—